         AMENDMENT (this "Amendment"), dated as of September 25, 1998, to the TERM LOAN AGREEMENT dated as of May 29, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), by and among CENDANT CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), the Syndication Agent, Co-Documentation Agents, Managing Agents and Co-Agents named therein and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested the Lenders to amend certain provisions of the Term Loan Agreement upon the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                  1. Defined Terms. Terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

                  2. Amendments. (a) Section 1 of the Credit Agreement is amended by adding at the end of the definition of "Consolidated Total Indebtedness" the following:

         For purposes of this definition, the amount of Indebtedness outstanding under this Agreement at any time shall be deemed to be reduced (but not to less than zero) by the amount of cash and cash equivalents of the Borrower and its Consolidated Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

                  (b) Section 1 of the Credit Agreement is amended by deleting the definition of "Consolidated EBITDA" and substituting for therefor the following:

                  "Consolidated EBITDA" shall mean, without duplication, for any period for which such amount is being determined, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) provision for taxes based on income, (iii) depreciation expense, (iv) Consolidated Interest Expense, (v) amortization expense, (vi) non-recurring cash charges or expenses in fiscal year 1998 not to exceed $363,600,000 to the extent incurred or paid in such period plus
         (vii) other non-cash items reducing Consolidated Net Income, all as determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries in accordance with GAAP. Notwithstanding the foregoing, in calculating Consolidated EBITDA pro forma effect shall be given to each acquisition of a Subsidiary or any entity acquired in a merger in any relevant period for which the covenants set forth in Sections 6.7 and 6.8 are being calculated as if such acquisition had been made on the first day of such period.

                  (c) Subsection 5.1(b) of the Term Loan Agreement is amended by deleting the first parenthetical clause therein and substituting therefor the phrase "(or, in the case of the


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                                                                               2
                                                                              TL



fiscal quarters ending on or about March 31, 1998 and June 30, 1998, on or prior to October 16, 1998)".

                  (d) The amendments set forth in paragraphs (a) and (b) above shall be effective for the fiscal quarter ending June 30, 1998 and thereafter.

                  3. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders shall have duly executed and delivered to the Administrative Agent this Amendment.

                  4. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Term Loan Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

                  5. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  7. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties in Section 3 of the Term Loan Agreement (other than those set forth in Sections
3.4 and 3.5) shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.



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                                                                               3
                                                                              TL




                  IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        CENDANT CORPORATION


                                        By: /s/ Michael P. Monaco
                                            ------------------------------
                                            Name: Michael P. Monaco
                                            Title: Vice President and CFO


                                        THE CHASE MANHATTAN BANK, as
                                          Administrative Agent and as a Lender


                                        By: /S/ Carol A. Ulmer
                                            ------------------------------
                                            Name: Carol A. Ulmer
                                            Title: Vice President



                                        BANK OF AMERICA NT&SA


                                        By: /s/ Steve A. Aronowitz
                                            ------------------------------
                                            Name: Steve A. Aronowitz
                                            Title: Managing Director


                                        BARCLAYS BANK PLC


                                        By: /s/ Eric Jaeger
                                            ------------------------------
                                            Name: Eric Jaeger
                                            Title: Director





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                                                                            4
                                                                              TL



                                           BANK BRUSSELS LAMBERT, NEW YORK
                                             BRANCH


                                           By:
                                               ------------------------------
                                               Name:
                                               Title:



                                           THE BANK OF NOVA SCOTIA


                                           By: /s/ J.W. Campbell
                                               ------------------------------
                                               Name: J.W. Campbell
                                               Title: Unit Head



                                           BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY


                                           By:
                                               ------------------------------
                                               Name:
                                               Title:



                                           BANQUE NATIONALE DE PARIS, NEW
                                           YORK BRANCH


                                           By: /s/ Robert Taylor
                                               ------------------------------
                                               Name: Robert Taylor
                                               Title: Senior Vice President


                                           By: /s/ Richard L. Sted
                                               ------------------------------
                                               Name: Richard L. Sted
                                               Title: Senior Vice President



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                                                                               5
                                                                              TL



                                           BANQUE PARIBAS, NEW YORK BRANCH


                                           By: /s/ Duane Helkowski
                                               ------------------------------
                                               Name:  Duane Helkowski
                                               Title: Vice President



                                           By: /s/ David I. Canavan
                                               ------------------------------
                                               Name:  David I. Canavan
                                               Title: Director



                                           CANADIAN IMPERIAL BANK OF
                                           COMMERCE


                                           By: /s/ Gerald Girardi
                                               ------------------------------
                                               Name:   Gerald Girardi
                                               Title: Executive Director



                                           COMERICA BANK


                                           By: /s/ Kimberly S. Kersten
                                               ------------------------------
                                               Name:  Kimberly S. Kersten
                                               Title: Vice President



                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By: /s/ Rod Hurst
                                               ------------------------------
                                               Name:  Rod Hurst
                                               Title: Vice President


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                                                                               6
                                                                              TL



                                           CREDIT SUISSE FIRST BOSTON


                                           By: /s/ Chris T. Horgan
                                               ------------------------------
                                               Name:  Chris T. Horgan
                                               Title: Vice President



                                           By: /s/ Kristin Lepri
                                               ------------------------------
                                               Name:  Kristin Lepri
                                               Title: Associate



                                           FIRST UNION NATIONAL BANK


                                           By:
                                               ------------------------------
                                               Name:
                                               Title:



                                           FLEET NATIONAL BANK


                                           By: /s/ Marlene K. Haddad
                                               ------------------------------
                                               Name:  Marlene K. Haddad
                                               Title: Vice President



                                           THE FUJI BANK, LIMITED
                                             NEW YORK BRANCH


                                           By: /s/ Toshiaki Yakura
                                               ------------------------------
                                               Name:  Toshiaki Yakura
                                               Title: Senior Vice President


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                                                                               7
                                                                              TL




                                           THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED
                                             NEW YORK BRANCH


                                           By: /s/ William Kennedy
                                               ------------------------------
                                               Name:  William Kennedy
                                               Title: Vice President


                                           MELLON BANK, N.A.


                                           By: /s/ Donald G. Cassidy, Jr.
                                               ------------------------------
                                               Name:  Donald G. Cassidy, Jr.
                                               Title: First Vice President


                                           NATIONSBANK, N.A.


                                           By: /s/ Eileen C. Higgins
                                               ------------------------------
                                               Name:  Eileen C. Higgins
                                               Title: Vice President


                                           ROYAL BANK OF CANADA


                                           By: /s/ Sheryl L. Greenberg
                                               ------------------------------
                                               Name:  Sheryl L. Greenberg
                                               Title: Senior Manager


                                           THE SUMITOMO BANK, LIMITED,
                                             NEW YORK BRANCH


                                           By: /s/ John C. Kissinger
                                               ------------------------------
                                               Name:  John C. Kissinger
                                               Title: General Manager


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                                                                               8
                                                                              TL



                                           WELLS FARGO BANK, N.A.


                                           By: /s/ Donald Hartmann
                                               ------------------------------
                                               Name: Donald Hartmann
                                               Title: Senior Vice President


                                           By: /s/ Donald Hartmann
                                               ------------------------------
                                               Name: Donald Hartmann
                                               Title: Senior Vice President


                                           PNC BANK, N.A.


                                           By: /s/ Frieda Youlios
                                               ------------------------------
                                               Name:  Frieda Youlios
                                               Title: Vice President